UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On November 10, 2015, Hartman Short Term Income Properties XX, Inc. (the “Company”) through Hartman One Technology Center LLC, or “One Technology LLC,” a wholly-owned subsidiary of our operating partnership, acquired a fee simple interest in a 14 story office building containing approximately 196,348 square feet of office space located in northwest San Antonio, Texas, commonly known as One Technology Center.

One Technology Center was built in 1984.  One Technology Center was approximately 91% occupied by 8 tenants plus 4 rooftop tenants as of November 10, 2015.

One Technology LLC acquired One Technology Center from an unrelated third party seller, for a purchase price of $19,575,000, exclusive of closing costs.  One Technology LLC financed the payment of the purchase price for One Technology Center with proceeds from our ongoing public offering and loan advance proceeds from our revolving credit facility.

An acquisition fee of approximately $489,375 was earned by Hartman Advisors LLC, our affiliated external advisor, in connection with the purchase of One Technology Center.

Four tenants currently occupy more than 10% of One Technology Center.  The GSA-Veterans Administration, Galen College of Nursing, Board of Regents of the University of Texas System and Billing Services Group North America, occupy approximately 91% of One Technology Center and account for approximately 91% of the current annual base rent. The following table sets forth additional information regarding the tenants currently occupying more than 10% of One Technology Center:

Tenant	Base Rent	Rentable SF	Initial Lease Date(s)	Year(s) Expiring
GSA – Veterans Administration	$ 1,107,543	46,041	2003 - 2012	2019
Galen College of Nursing	992,940	41,808	7/1/2013	2016
Board of Regents of the University of Texas System	771,235	34,928	9/1/2011	2017/18
Billing Services Groups North America, Inc.	597,464	27,789	10/31/2006	2018

The material items of the agreements regarding the acquisition of One Technology Center described herein are qualified in their entirety by the agreements attached as (i) Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on September 15, 2015 and (ii) Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on this Current Report on Form 8-K filed by the Company on October 13, 2015 and are incorporated herein by reference.

Property Management

On October 12, 2015, One Technology LLC and Hartman Income REIT Management, Inc., or the “Property Manager,” our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for One Technology Center.  Pursuant to the terms of the Management Agreement, One Technology LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). One Technology LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days’ prior written notice of its desire to terminate the Management Agreement. One Technology LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  One Technology LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

     Arrangement of a Registrant.

The Company and certain of its subsidiaries are a party to a $30.0 million revolving credit agreement (the “TCB Credit Facility”) with Texas Capital Bank.  The borrowing base of the TCB Credit Facility may be adjusted from time to time subject to the lender’s underwriting with respect to real property collateral.  The TCB Credit Facility is secured by the Gulf Plaza, Parkway, Timbercreek and Copperfield properties.  The borrowing base of the TCB Credit Facility was $9.9 million.  On November 10, 2015, the TCB Credit Facility was modified to add One Technology Center as secured real property collateral and to the borrowing base.  As further modified, the borrowing base has increased to $20.925 million.  The TCB Credit Facility note, as currently modified, bears interest at the greater of 4.25% per annum or the bank’s prime rate plus 1% per annum.  All borrowings under the TCB Credit Facility mature on May 9, 2017.

The material terms of the loan modification agreement described herein are qualified in their entirety by the agreements attached as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

Because it is impractical to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)

Pro Forma Financial Information

See paragraph (a) above.

(d) Exhibits.

Exhibit	Description
10.1	Real Property Management Agreement dated October 12, 2015 by and between Hartman One Technology LLC and Hartman Income REIT Management, Inc.
10.2

Loan Modification Agreement dated November 10, 2015 by and among Hartman Parkway LLC, Hartman Short Term Income Properties XX, Inc., Hartman Gulf Plaza LLC, Hartman Highway 6 LLC, Hartman XX Limited Partnership, Hartman XX REIT GP LLC and Hartman One Technology LLC and Texas Capital Bank, National Association

10.3

Amended and Restated Promissory Note dated November 10, 2015 by and among Hartman Parkway LLC, Hartman Short Term Income Properties XX, Inc., Hartman Gulf Plaza LLC, Hartman Highway 6 LLC, Hartman XX Limited Partnership, Hartman XX REIT GP LLC and Hartman One Technology LLC and Texas Capital Bank, National Association

10.4	Assignment of Rents dated November 10, 2015 by Hartman One Technology LLC in favor of Texas Capital Bank, National Association
10.5	Assignment and Subordination of Management Agreement dated November 10, 2015 by Hartman One Technology LLC in favor of Texas Capital Bank, National Association and Hartman Income REIT Management, Inc.

___________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: November 13, 2015	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1	Real Property Management Agreement dated October 12, 2015 by and between Hartman One Technology LLC and Hartman Income REIT Management, Inc.
10.2

Loan Modification Agreement dated November 10, 2015 by and among Hartman Parkway LLC, Hartman Short Term Income Properties XX, Inc., Hartman Gulf Plaza LLC, Hartman Highway 6 LLC, Hartman XX Limited Partnership, Hartman XX REIT GP LLC and Hartman One Technology LLC and Texas Capital Bank, National Association

10.3

Amended and Restated Promissory Note dated November 10, 2015 by and among Hartman Parkway LLC, Hartman Short Term Income Properties XX, Inc., Hartman Gulf Plaza LLC, Hartman Highway 6 LLC, Hartman XX Limited Partnership, Hartman XX REIT GP LLC and Hartman One Technology LLC and Texas Capital Bank, National Association

10.4	Assignment of Rents dated November 10, 2015 by Hartman One Technology LLC in favor of Texas Capital Bank, National Association
10.5	Assignment and Subordination of Management Agreement dated November 10, 2015 by Hartman One Technology LLC in favor of Texas Capital Bank, National Association and Hartman Income REIT Management, Inc.